SECURITIES AND EXCHANGE COMMISSION
            WASHINGTON, D.C. 20549


                   FORM 8-K

                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE
        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)

               December 1, 2005

              Gold Standard, Inc.
           -------------------------
(Exact name of registrant as specified in its charter)

Utah                    001-08397              87-0302579
----                    ---------              ----------
(State or other     (Commission File No.)   (IRS Employer
 jurisdiction of                           Identification)
 incorporation)

       136 South Main Street, Suite 712
          Salt Lake City, Utah 84101
                (801) 328-4452
      ----------------------------------
(Address and telephone number of principal executive
                   offices)

                Scott L. Smith
       136 South Main Street, Suite 712
          Salt Lake City, Utah 84101
                (801) 328-4452
             ---------------------
(Name, address and telephone number of agent for service)

                  Copies to:
          Branden T. Burningham, Esq.
         455 East 500 South, Suite 205
          Salt lake City, Utah 84111
                (801) 363-7411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in and Disagreements with Accountants
on Accounting and Financial Disclosure.
---------------------------------------

(a) On December 1, 2005, Gold Standard, Inc., a Utah corporation (the "Company"), engaged HJ & Associates, LLC,
Certified Public Accountants, of Salt Lake City, Utah, as its principal accountants to audit its financial statements for the fiscal year ended October 31, 2005.

The Company has not consulted HJ & Associates, LLC, regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

                        SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2005               Gold Standard, Inc.

                                        By: /s/ Scott L. Smith
                                           -------------------
                                           Scott L. Smith
                                           Chairman of the Board